TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

SUPPLEMENT NO. 1
dated February 9, 2007
to the Institutional, Retirement and Retail Class Prospectuses
each dated February 1, 2007

Inflation-Linked Bond Fund

          In the description of the Inflation-Linked Bond Fund (the “Fund”) under the section titled “Fixed-Income Funds,” the Fund’s investment objective should be deleted and replaced in its entirety with the following:

“Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.”